UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2015

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana
Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

The attached Exhibit 99.1 is a slide presentation that will be used at the Wolfe Research Power and Gas Leaders Conference on September 30, 2015 and is being posted to CenterPoint Energy, Inc.’s website.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1 is furnished, not filed, pursuant to Item 7.01. Accordingly, the information in Exhibit 99.1 will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference.

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Slides to be presented at the Wolfe Research Power and Gas Leaders Conference on September 30, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: September 30, 2015	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Slides to be presented at the Wolfe Research Power and Gas Leaders Conference on September 30, 2015